Exhibit 10.34

                                  AMENDMENT TO
             "LEASE AGREEMENT PACIFIC COAST TECHNOLOGIES, INC. 1993"
                                (1994 AMENDMENT)


     This Amendment is entered into this date by and between PACIFIC COAST TECHNOLOGIES, INC. ("Tenant") and PORT OF CHELAN COUNTY, a Washington municipal corporation ("Landlord").

                                    RECITALS

     On about February 1, 1993, the parties entered into a "Lease Agreement Pacific Coast Technologies, Inc. 1993" for a lease term of 10 years beginning on October 1, 1993.

     On about April 22, 1993, the parties entered into an "Addendum to Lease Agreement with Pacific Coast Technologies, Inc. 1993."

     The Lease and Addendum to Lease referred to above are collectively referred to in this Amendment as the "1993 Lease."

     At about the time of the execution of this Amendment the parent company of Tenant, being PCT Holdings, Inc., is entering into a new lease agreement with Landlord ("PCT Lease") for additional facilities to be constructed on the leased premises described in the PCT Lease.

     The parties wish to amend the term and renewal terms of the 1993 Lease so the term and renewal options of the 1993 Lease will be consistent and run concurrent with the term and renewal options for the PCT Lease, and to make certain other revisions and clarifications as set out below.

                                    AGREEMENT

     In consideration of the foregoing, the parties agree as set forth below:

     1. Section 2 "TERM OF LEASE" shall be amended so that the term of the Lease shall be for a term ending August 31, 2005.

     2. Section 3 "OPTION TO RENEW" is hereby amended so that the second sentence of Section 3 shall read as follows:


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
          The option to renew shall be exercised in writing and delivered to Landlord not less than one hundred eighty (180) days prior to the expiration of the then-current lease term.

     3. Section 17 "INSURANCE" shall be amended by adding the following sentence to the end of the second paragraph in Section 17:

          The limits of liability may be raised at the time of any lease renewal, by the percent increase in rent to become effective at the first month of the renewal term, calculated pursuant to Paragraph 4.6 of this 1993 Lease, upon the written request of Landlord.

     4. Consistent with Paragraph 5 of the Construction Agreement between the parties executed February 1, 1993, the Base Rent as calculated pursuant to Paragraph 4.2 of the 1993 Lease is set at 35.45 cents per square foot per month. Combined with the leasehold tax the parties have agreed to round the initial monthly payment for Base Rent plus leasehold tax to 40 cents per square foot per month for a monthly amount of Twelve Thousand Dollars ($12,000).

     5. All the remaining terms and provisions of the 1993 Lease are incorporated herein by this reference and are binding and effective as set forth therein except as a provision might be affected by the extension of the end of the original term from July 31, 2003 to August 31, 2005. The changes and increases in rent as set out in the 1993 Lease shall occur at the time those changes are set to occur in the 1993 Lease, without reference to the lease extension set out above.

     DATED this 11th day of May, 1995.


TENANT                                   LANDLORD
Pacific Coast Technologies, Inc.         Port of Chelan County



By  /s/ DONALD A. WRIGHT                 By  /s/ MARK URDAHL
   -------------------------------          -------------------------------
        DON A. WRIGHT                            MARK URDAHL
        Its President                            Its Manager


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
STATE OF WASHINGTON          )
                             )ss.
COUNTY OF CHELAN             )

     I certify that I know or have satisfactory evidence that DON A. WRIGHT is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute this instrument and acknowledged it as the President of Pacific Coast Technologies, Inc., to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

     Dated this 11th day of May, 1995.


                                       /s/ ARTHUR H. KEMBALL
                                       -----------------------------------------
                                                                    (Print Name)

                                       NOTARY PUBLIC, State of Washington
                                       My appointment expires:    1-23-99
                                                               -------------


STATE OF WASHINGTON          )
                             )ss.
COUNTY OF CHELAN             )

     I certify that I know or have satisfactory evidence that MARK URDAHL is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute this instrument and acknowledged it as the Manager of Port of Chelan County, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

     Dated this 2nd day of May, 1995.


                                       /s/ DAYLE S. RUSHING
                                       -----------------------------------------
                                                                    (Print Name)

                                       NOTARY PUBLIC, State of Washington
                                       My appointment expires:     3-3-97
                                                               -------------


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